SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

CPI AEROSTRUCTURES, INC,

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

CPI AEROSTRUCTURES, INC.

60 Heartland Blvd.

Edgewood, New York 11717

(631) 586-5200

Notice of Annual Meeting of Shareholders

to be held on June 10, 2008

To the Shareholders of CPI Aerostructures, Inc.:

You are cordially invited to attend the annual meeting of shareholders of CPI Aerostructures, Inc. to be held at the offices of Graubard Miller, our general counsel, located at The Chrysler Building, 405 Lexington Avenue, 19th Floor, New York, New York 10174, on Tuesday, June 10, 2008, at 9:00 a.m., to consider and act upon the following matters:

(1)	To elect two Class I directors to serve for the ensuing three-year period until their successors are elected and qualified; and
(2)	To transact such other business as may properly come before the meeting and any and all postponements or adjournments thereof.

Only shareholders of record at the close of business on April 25, 2008 will be entitled to notice of, and to vote at, the meeting and any postponements or adjournments thereof.

You are urged to read the attached proxy statement, which contains information relevant to the actions to be taken at the meeting. Whether or not you expect to attend the meeting, you are earnestly requested to date, sign and return the accompanying form of proxy in the enclosed addressed, postage-prepaid envelope. Returning a proxy will not affect your right to vote in person if you attend the meeting. You may revoke your proxy if you so desire at any time before it is voted. We would greatly appreciate the prompt return of your proxy as this will assist us in preparing for the meeting.

By Order of the Board of Directors

Vincent Palazzolo, Secretary

Edgewood, New York

April 30, 2008

CPI AEROSTRUCTURES, INC.

PROXY STATEMENT

Annual Meeting of Shareholders

to be held on June 10, 2008

This proxy statement and the accompanying form of proxy is furnished to shareholders of CPI Aerostructures, Inc. in connection with the solicitation of proxies by our board of directors for use in voting at our annual meeting of shareholders to be held at the offices of Graubard Miller, our general counsel, located at The Chrysler Building, 405 Lexington Avenue, 19th Floor, New York, New York 10174, on Tuesday, June 10, 2008, at 9:00 a.m., and at any and all postponements or adjournments.

This proxy statement, the accompanying notice of meeting of shareholders, the proxy and the annual report to shareholders for the year ended December 31, 2007 are being mailed on or about April 30, 2008 to shareholders of record on April 25, 2008. We are bearing all costs of this solicitation.

What matters am I voting on?

You are being asked to vote on the following matters:

(1)	to elect two Class I directors to serve for the ensuing three-year period until their successors are elected and qualified; and
(2)	any other business that may properly come before the meeting and any and all postponements or adjournments.

Who is entitled to vote?

Holders of our common stock as of the close of business on April 25, 2008, the record date, are entitled to vote at the meeting. As of the record date, we had issued and outstanding 5,974,364 shares of common stock, our only class of voting securities outstanding. Each holder of our common stock is entitled to one vote for each share held on the record date.

What is the effect of giving a proxy?

Proxies in the form enclosed are solicited by and on behalf of our board. The persons named in the proxy have been designated as proxies by our board. If you sign and return the proxy in accordance with the procedures set forth in this proxy statement, the persons designated as proxies by the board will vote your shares at the meeting as specified in your proxy.

If you sign and return your proxy in accordance with the procedures set forth in this proxy statement but you do not provide any instructions as to how your shares should be voted, your shares will be voted FOR the election of the nominees listed below under Proposal 1.

If you give your proxy, your shares also will be voted in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the meeting and any postponements or adjournments. If any other matters are properly brought before the meeting, the persons named in the proxy will vote the proxies in accordance with their best judgment.

May I change my vote after I return my proxy card?

You may revoke your proxy at any time before it is exercised by:

•	delivering written notification of your revocation to our secretary;
•	voting in person at the meeting; or
•	delivering another proxy bearing a later date.

Please note that your attendance at the meeting will not alone serve to revoke your proxy.

What is a quorum?

A quorum is the minimum number of shares required to be present at the meeting for the meeting to be properly held under our bylaws and New York law. The presence, in person or by proxy, of a majority of the votes entitled to be cast at the meeting will constitute a quorum at the meeting. A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by the proxy are not being voted (“shareholder withholding”) with respect to a particular matter. Similarly, a broker may not be permitted to vote stock (“broker non-vote”) held in street name on a particular matter in the absence of instructions from the beneficial owner of the stock. The shares subject to a proxy which are not being voted on a particular matter because of either shareholder withholding or broker non-vote will not be considered shares present and entitled to vote on that matter. These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum if the shares are being voted with respect to any matter at the meeting. If the proxy indicates that the shares are not being voted on any matter at the meeting, the shares will not be counted for purposes of determining the presence of a quorum. Abstentions are voted neither “for” nor “against” a matter, but are counted in the determination of a quorum.

How many votes are needed for the election of directors?

The election of directors requires a plurality vote of the votes cast at the meeting. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors. Consequently, any shares not voted “FOR” a particular nominee, whether as a result of a direction of the shareholder to withhold authority, abstentions or a broker non-vote, will not be counted in the nominee’s favor.

How do I vote?

You may vote your shares in one of three ways: by mail, facsimile or in person at the meeting. The prompt return of the completed proxy card will assist us in preparing for the meeting. Date, sign and return the accompanying proxy in the postage-prepaid envelope enclosed for that purpose. You can specify your choices by marking the appropriate boxes on the proxy card. If you attend the meeting, you may deliver your completed proxy card in person or fill out and return a ballot that will be supplied to you. If you wish to fax your proxy, please copy both the front and back of the signed proxy and fax it to American Stock Transfer & Trust Co. at (718) 234-2287 (phone: (718) 921-8278).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table and accompanying footnotes set forth certain information as of April 25, 2008 with respect to the ownership of our common shares by:

•	each person or group who beneficially owns more than 5% of our common shares;
•	each of our directors;
•	our chief executive officer and chief financial officer, our only executive officers (collectively, the “named executive officers”); and
•	all of our directors and executive officers as a group.

A person is deemed to be the beneficial owner of securities that can be acquired by the person within 60 days from the record date upon the exercise of options or warrants. Accordingly, common shares issuable upon exercise of options and warrants that are currently exercisable or exercisable within 60 days of April 25, 2008 have been included in the table with respect to the beneficial ownership of the person owning the options or warrants, but not with respect to any other persons.

Name and Address of Beneficial Owner(1)	Shares Beneficially Owned(2)		Percent of Class(3)
Edward J. Fred	413,549	(4)	6.5%
Vincent Palazzolo	62,909	(5)	1.0%
Walter Paulick	66,000	(6)	1.1%
Kenneth McSweeney	69,334	(7)	1.2%
Harvey J. Bazaar	54,333	(8)	*
Eric Rosenfeld c/o Crescendo Partners 825 Third Avenue, 40th Floor New York, NY 10022	1,084,334	(9)	17.7%
Rutabaga Capital Management 64 Broad Street, 3rd Floor Boston, MA 02109	555,000	(10)	9.3%
Midwood Capital Management, LLC One Washington Mall, 8th Floor Boston, MA 02108	572,876	(11)	9.6%
Royce & Associates, LLC 1414 Avenue of the Americas New York, NY 10019	446,900	(12)	7.5%
All directors and executive officers as a group (six persons)	1,750,459	(13)	26.0%
______________
*	Less than 1%.

(1)	Unless otherwise noted, the business address of each of the following persons is c/o CPI Aerostructures, Inc., 60 Heartland Blvd., Edgewood, New York 11717.
(2)

Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all common shares beneficially owned by them, subject to community property laws, where applicable.

(3)

There are 5,974,364 shares currently issued and outstanding. Each person beneficially owns a percentage of our outstanding common shares equal to a fraction, the numerator of which is the number of common shares held by such person plus the number of common shares that such person can acquire within 60 days of April 25, 2008 upon the exercise or conversion of options, warrants or convertible securities and the denominator of which is 5,974,364 (the number of common shares currently outstanding) plus the number of shares such person can so acquire during such 60-day period.

(4)	Includes 398,334 common shares that Mr. Fred has the right to acquire upon exercise of options.
(5)

Includes 58,333 common shares that Mr. Palazzolo has the right to acquire upon exercise of options. Excludes options to purchase 16,667 common shares that are not exercisable within 60 days of the record date.

(6)	Includes 55,000 common shares that Mr. Paulick has the right to acquire upon exercise of options.
(7)	Includes 50,000 common shares that Mr. McSweeney has the right to acquire upon exercise of options.
(8)	Includes 53,333 common shares that Mr. Bazaar has the right to acquire upon exercise of options.
(9)

Represents (a) 46,000 common shares beneficially owned as joint tenants by Mr. Rosenfeld and his wife, (b) 883,334 shares held by Crescendo Partners II, L.P. Series L (“Crescendo Partners II”) and (c) 150,000 common shares that Mr. Rosenfeld has the right to acquire upon exercise of options. Mr. Rosenfeld is the senior managing member of the sole general partner of Crescendo Partners II. Mr. Rosenfeld disclaims beneficial ownership of the shares held by Crescendo Partners II, except to the extent of his pecuniary interest therein.

(10)	The information with respect to Rutabaga Capital Management is derived from an Amendment to Schedule 13G filed with the Securities and Exchange Commission on February 13, 2008.
(11)

Represents (a) 257,896 common shares held by Midwood Capital Partners, L.P. (“LP”) and (b) 314,980 common shares held by Midwood Capital Partners QP, L.P. (“QP” and together with LP, the “Funds”). Midwood Capital Management LLC (“Capital”) is the sole general partner of the Funds and, as such, has the sole authority to vote and dispose of all of the common shares held by the Funds. David E. Cohen and Ross D. DeMont are the managers of Capital and as such, have shared authority to vote and dispose of all of the common shares held by the Funds. The foregoing information was derived from an Amendment to Schedule 13G filed with the Securities and Exchange Commission on February 7, 2008.

(12)	The information with respect to Royce & Associates is derived from an Amendment to Schedule 13G filed with the Securities and Exchange Commission on January 28, 2008.
(13)	Includes an aggregate of 765,000 common shares that Messrs. Fred, Palazzolo, Paulick, McSweeney, Bazaar and Rosenfeld have the right to acquire upon exercise of outstanding options.

PROPOSAL 1

ELECTION OF DIRECTORS

Our board of directors is divided into three classes with only one class of directors being elected in each year and each class serving a three-year term. The term of office of the first class of directors (Class I), consisting of Kenneth McSweeney and Harvey J. Bazaar, will expire at this year’s annual meeting. The term of office of the second class of directors (Class II), consisting of Walter Paulick and Eric Rosenfeld, will expire at our annual meeting in 2009. The term of office of the third class of directors (Class III), consisting of Edward J. Fred, will expire at our annual meeting in 2010.

Unless authority is withheld, the proxies solicited by our board of directors will be voted “FOR” the reelection of Kenneth McSweeney and Harvey J. Bazaar. Our management has no reason to believe that Messrs. McSweeney and Bazaar will not be candidates or will be unable to serve. However, if either should become unable or unwilling to serve as a director, the proxy will be voted for the election of another person as shall be designated by the board of directors.

Information About Directors, Nominees, Executive Officers and Significant Employees

Our directors, executive officers and significant employees are as follows:

Name	Age	Position
Eric Rosenfeld (1)(2)(4)	50	Chairman of the Board of Directors (non-executive)
Edward J. Fred (1)	49	Chief Executive Officer, President and Director
Vincent Palazzolo	44	Chief Financial Officer and Secretary
Walter Paulick (2)(3)(4)	61	Director
Kenneth McSweeney (2)(3)(4)	76	Director
Harvey J. Bazaar (3)	67	Director
Significant Employee
Douglas McCrosson	45	Vice President of Operations
______________

(1)    Member of strategic planning committee.

(2)    Member of compensation committee.

(3)    Member of audit committee.

(4)    Member of nominating committee.

Eric S. Rosenfeld has been the non-executive chairman of our board of directors since January 2005 and a director and chairman of our strategic planning committee since April 2003. Mr. Rosenfeld has been the president and chief executive officer of Crescendo Partners, L.P., a New York-based investment firm, since its formation in November 1998. Since its inception in April 2006, he has served as chairman of the board and chief executive officer of Rhapsody Acquisition Corporation, an OTCBB-listed blank check company formed to effect a merger, capital stock exchange, asset acquisition or other similar business combination with an operating business. From its inception in April 2004 until June 2006, Mr. Rosenfeld was the chairman of the board, chief executive officer and president of Arpeggio Acquisition Corporation, an OTCBB -listed blank check company formed to effect a merger, capital stock exchange, asset acquisition or other similar business combination with an operating business. Arpeggio Acquisition Corporation completed its business combination in June 2006 with Hill International, Inc., now listed on the New York Stock Exchange, and since such time Mr. Rosenfeld has served as a director of that company. Since October 2005, he has been the chairman of the board of Computer Horizons Corp., a Nasdaq-listed information technology services company. Since July 2007, Mr. Rosenfeld has served on the board of directors of Matrikon Inc., a Toronto Stock Exchange-listed provider of solutions for industrial intelligence. Since February 2008, he has served on the board of directors of DALSA Corporation, a Toronto Stock Exchange-listed company that designs and manufactures digital imaging products.

Prior to forming Crescendo Partners, Mr. Rosenfeld had been managing director at CIBC Oppenheimer and its predecessor company Oppenheimer & Co., Inc. since 1985. He was also chairman of the board of Spar Aerospace Limited, a company that provides repair and overhaul services for aircraft and helicopters used by governments and commercial airlines, from May 1999 until its sale to L-3 Communications in November 2001. He served as a director of Hip Interactive, a Toronto Stock Exchange-listed company that distributes and develops electronic entertainment products, from November 2004 until July 2005. Mr. Rosenfeld also served as a director of AD OPT Technologies Inc., which was a Toronto Stock Exchange-listed company from April 2003 to November 2004, when it was acquired by Kronos Inc. Mr. Rosenfeld also served as a director and head of the special committee of Pivotal Corporation, a Canadian-based customer relations management software company that was sold to chinadotcom in February 2004. He was a director of Sierra Systems Group, Inc., a Toronto Stock Exchange-listed information technology, management consulting and systems integration firm based in Canada from October 2003 until its sale in January 2007. From October 2005 through March 2006, Mr. Rosenfeld was a director of Geac Computer Corporation Limited, a Toronto Stock Exchange and Nasdaq-listed software company that was acquired by Golden Gate Capital. He was also a director of Emergis Inc., a Toronto Stock Exchange-listed company that enables the electronic processing of transactions in the finance and healthcare industries, from July 2004 until its sale to TELUS Corporation in January 2008.

Mr. Rosenfeld is a regular guest lecturer at Columbia Business School and has served on numerous panels at Queen’s University Business Law School Symposia, McGill Law School, the World Presidents’ Organization and the Value Investing Congress. He is a faculty member at the Director’s College. He has also been a regular guest host on CNBC. Mr. Rosenfeld received an A.B. in economics from Brown University and an M.B.A. from the Harvard Business School.

Edward J. Fred has been an officer since February 1995 and a member of our board of directors since January 1999. He was our controller from February 1995 to April 1998, when he was appointed chief financial officer, a position he held until June 2003 and then from January 2004 to May 2004. He was executive vice president from May 2000 until December 2001 and was appointed to the position of president in January 2002 and to the position of chief executive officer in January 2003. For approximately ten years prior to joining CPI Aero, Mr. Fred served in various positions for the international division of Grumman, where he last held the position of controller. Mr. Fred holds a Bachelor of Business Administration in Accounting from Dowling College and an Executive MBA from

Hofstra University.

Vincent Palazzolo has been our chief financial officer since May 2004. From December 2003 to May 2004, he was employed by J. H. Cohn LLP as an audit partner. From 1988 through November 2003, Mr. Palazzolo was employed by Goldstein Golub Kessler LLP (“GGK”), where he was an audit partner from September 1999 through November 2003. While employed by GGK, from September 1999 to November 2003, Mr. Palazzolo also served as a managing director of American Express Tax and Business Services, Inc. Mr. Palazzolo holds a Bachelor of Business Administration in Accounting from Hofstra University, is a certified public accountant and is a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants.

Walter Paulick has been a director since April 1992 and chairman of our nominating committee since March 2004. From June 2006 until April 2007, he served as chairman of our audit committee. Mr. Paulick is currently a self-employed real estate development consultant. From 1982 to November 1992, Mr. Paulick was a vice president of Parr Development Company, Inc., a real estate development company. From 1980 to 1982, Mr. Paulick was employed by Key Bank, where he last held the position of vice president. From 1971 to 1980, Mr. Paulick was a vice president of National Westminster U.S.A. Mr. Paulick holds an associate degree in Applied Science from Suffolk Community College and Bachelor of Business Administration from Dowling College.

Kenneth McSweeney has been a director since February 1998 and chairman of our compensation committee since April 2003. Mr. McSweeney has been an independent consultant to the aerospace industry since January 1995. From 1961 to 1995, Mr. McSweeney served in various management positions for Northrop Grumman Corporation, most recently as the vice president of its Aerostructures Division and a director of business development for the Mideast and gulf coast region. Mr. McSweeney has extensive experience in aerostructures and logistics support products and is a licensed professional engineer in New York State. He holds Bachelor and Master of Science degrees in Electrical Engineering from the Polytechnic Institute of Brooklyn and a Masters degree in Business Management from CW Post College. He also completed the Executive Development Program at the Cornell School of Business and Public Administration.

Harvey J. Bazaar has been a director since December 2006 and chairman of our audit committee since April 2007. A certified public accountant, Mr. Bazaar has spent most of his career in public accounting, having retired from PricewaterhouseCoopers in 2000 as the Global and Americas Leader for the Capital Markets Group. At Coopers & Lybrand, which merged with PriceWaterhouse to form PricewaterhouseCoopers, Mr. Bazaar served on the firm’s Executive Committee and as Managing Partner of the New York City office. In post-retirement, from September 2001 to December 2002, Mr. Bazaar served as the chief operating officer of DML Global Services, a company providing fund accounting and related services to private investment funds and other businesses. Since January 2006, Mr. Bazaar has served on the board of directors and audit committee of BKF Capital Group, Inc., an OTC Bulletin Board company, and has served as its president and chief executive officer since January 2007. Mr. Bazaar holds a Bachelor of Science Degree from Kent State University and is a member of the board of trustees of the Kent State University Foundation.

Douglas McCrosson has been with CPI Aero since May 2003, serving as director of business development from May 2003 to January 2006, vice president of business development from February 2006 to January 2007 and as vice president of operations since February 2007. From 1997 to May 2003, Mr. McCrosson was corporate secretary and vice president of Frisby Technologies, Inc. From 1988 to 1997, he was employed by Frisby Aerospace, Inc. in various engineering and marketing positions. He started his professional career as a mechanical engineer at Grumman Corporation. Mr. McCrosson holds a Bachelor of Science degree in mechanical engineering from the State University of New York at Buffalo and a Master of Science degree in Management from Polytechnic University.

Independence of Directors

Our common stock is listed on the American Stock Exchange. As a result, we follow the rules of the American Stock Exchange in determining whether a director is independent. The board of directors also consults with our counsel to ensure that the board’s determinations are consistent with those rules and all relevant securities and other laws and regulations regarding the independence of directors. Consistent with these considerations, the board of directors affirmatively has determined that Kenneth McSweeney, Walter Paulick, Harvey J. Bazaar and Eric Rosenfeld will be independent directors of CPI Aero for the ensuing year. The other remaining director, Edward J. Fred, is not independent because he is currently employed by us. All members of our audit, compensation and nominating committees are independent.

Code of Ethics

In March 2004, our board of directors adopted a written code of ethics that applies to our directors, officers and employees. A copy of our code of ethics was filed as exhibit 14 to our Annual Report on Form 10-KSB for the year ended December 31, 2003. Requests for copies of our code of ethics should be sent in writing to CPI Aerostructures, Inc., 60 Heartland Blvd., Edgewood, New York 11717, Attention: Corporate Secretary.

Board of Directors Meetings and Committees

Our board of directors held seven meetings in 2007 and acted by unanimous written consent on three occasions. All directors attended the 2007 annual shareholder meeting. Although we do not have any formal policy regarding director attendance at annual shareholder meetings, we attempt to schedule our annual meetings so that all of our directors can attend. In addition, we expect our directors to attend all board and committee meetings and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. No member of our board of directors attended fewer than 75% of the total number of meetings of the board and committees thereof upon which he served during 2007. We have standing compensation, audit, nominating and strategic planning committees.

Strategic Planning Committee Information

Our strategic planning committee is currently comprised of Eric Rosenfeld (chairman) and Edward J. Fred. The main role of the strategic planning committee is to evaluate and analyze strategic options for the company, including potential merger or acquisition partners. The strategic planning committee held one meeting during 2007.

Compensation Committee Information

Our compensation committee is currently comprised of Kenneth McSweeney (chairman), Walter Paulick and Eric Rosenfeld, each an independent director under the American Stock Exchange listing standards. The compensation committee held three meetings during 2007 and acted by unanimous consent on one occasion. The responsibilities of the compensation committee, which does not have a charter, include:

•	establishing the general compensation policy for our executive officers, including the chief executive officer;
•	administering our 1992 Employee Stock Option Plan, 1995 Stock Option Plan, 1998 Performance Equity Plan and Performance Equity Plan 2000; and

•	in administering each of these plans, determining who participates in the plans, establishing performance goals, if any, and determining specific grants and bonuses to the participants.

The compensation committee makes all final determinations with respect to compensation of executive officers based on its assessment of the value of each executive’s contribution, the results of recent past fiscal years in light of prevailing business conditions, our goals for the ensuing fiscal year and, to a lesser extent, prevailing compensation levels at companies considered to be comparable to our company. Our compensation committee considers recommendations from our chief executive officer relating to the compensation of our other executive officers, but the chief executive officer does not make recommendations regarding his own compensation. Executive officers other than our chief executive officer generally are not involved in determining executive compensation.

From time to time, our compensation committee may utilize the services of third parties, including subscriptions to executive compensation surveys and other databases, to assist with their review of compensation for executive officers. Our compensation committee is charged with performing an annual review of the compensation of our executive officers to determine whether they are provided with adequate incentives and motivation, and whether they are compensated appropriately in accordance with our compensation policies.

Nominating Committee Information and Report

General

In March 2004, the board of directors established a nominating committee comprised of Walter Paulick (chairman), Kenneth McSweeney and Eric Rosenfeld, each an independent director under the American Stock Exchange listing standards. The nominating committee held one meeting during 2007. The nominating committee is responsible for overseeing the selection of persons to be nominated to serve on our board of directors. The nominating committee considers persons identified by its members, management, shareholders, investment bankers and others.

In June 2004, the board of directors adopted a written charter and established guidelines for selecting nominees and a method by which shareholders may propose to the nominating committee candidates for selection as nominees for directors. The nominating committee charter and guidelines were included as Appendix A to our 2007 Proxy Statement filed with the SEC on April 30, 2007.

Guidelines for Selecting Director Nominees

The guidelines for selecting nominees generally provide that persons to be nominated should be actively engaged in business endeavors, have an understanding of financial statements, corporate budgeting and capital structure, be familiar with the requirements of a publicly traded company, be familiar with industries relevant to our business endeavors, be willing to devote significant time to the oversight duties of the board of directors of a public company, and be able to promote a diversity of views based on the person’s education, experience and professional employment. The nominating committee evaluates each individual in the context of the board as a whole, with the objective of recommending a group of persons that can best implement our business plan, perpetuate our business and represent shareholder interests. The nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time. The nominating committee does not distinguish among nominees recommended by shareholders and other persons.

Procedure for Shareholders to Recommend Director Candidates

Shareholders and others who wish to recommend candidates to the nominating committee for consideration as directors must submit their written recommendations to the nominating committee and include all of the information described in the section “Shareholder Proposals and Recommendations”.

The nominating committee recommended to the board to nominate Kenneth McSweeney and Harvey J. Bazaar for re-election as Class I directors. The nominating committee did not receive proposals from any shareholders or others for suggested director candidates.

Audit Committee Information and Report

General

Our audit committee is currently comprised of Harvey J. Bazaar (chairman), Walter Paulick and Kenneth McSweeney. During the year ended December 31, 2007, the audit committee held eight meetings. All of the members of the audit committee are “independent directors” and are “financially literate” as defined under the American Stock Exchange listing standards. The current American Stock Exchange listing standards define an “independent director” generally as a person, other than an officer of the company, who does not have a relationship with the company that would interfere with the director’s exercise of independent judgment. The American Stock Exchange’s listing standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.

Financial Expert on Audit Committee

We must certify to the American Stock Exchange that the audit committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The board of directors has determined that Harvey J. Bazaar satisfies the American Stock Exchange’s definition of financial sophistication and also qualifies as an “audit committee financial expert,” as defined under the rules and regulations of the SEC.

Principal Accountant Fees

	2007	2006
Audit Fees(1)	$202,000	$165,000
Audit Related Fees	—	—
Tax Fees(2)	29,600	30,490
All Other Fees(3)	731	43,850
Total	$232,331	$239,340
______________
(1)

Represents the aggregate fees billed for professional services rendered by our principal accountants for the audits of our annual financial statements for the years ended December 31, 2007 and 2006 and review of financial statements included in our quarterly reports on Form 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those periods.

(2)

Represents the aggregate fees billed for professional services rendered by our principal accountants for the preparation of our federal and state income tax returns for the years ended December 31, 2007 and 2006.

(3)	Represents the aggregate fees billed for other professional services rendered by our principal accountants, including the 2006 audit of our 401(K) profit sharing plan and out-of-pocket expenses.

Audit Committee Pre-Approval Policies and Procedures

In accordance with Section 10A(i) of the Securities Exchange Act of 1934, before we engage our independent accountants to render audit or non-audit services, the engagement is approved by our audit committee. Our audit committee approved all of the fees referred to in the sections entitled “Audit Fees,” “Audit-Related Fees,” “Tax Fees” and “All Other Fees” above.

Audit Committee Report

On March 30, 2000, the board of directors adopted a written audit committee charter, which was amended and restated on March 26, 2003. The audit committee charter was included as Appendix B to our 2007 Proxy Statement filed with the SEC on April 30, 2007. According to the audit committee charter, our audit committee’s responsibilities include, among other things:

•

reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommend to the board whether the audited financial statements should be included in our Form 10-K;

•	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;
•	discussing with management and the independent auditor the effect on our financial statements of (i) regulatory and accounting initiatives and (ii) off-balance sheet structures;
•	discussing with management major financial risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies;
•

reviewing disclosures made to the audit committee by our chief executive officer and chief financial officer during their certification process for our Form 10-Ks and Form 10-Qs about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in our internal controls;

•	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;
•	reviewing and approving all related-party transactions;
•	inquiring and discussing with management our compliance with applicable laws and regulations;
•	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;
•	appointing or replacing the independent auditor;
•

determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; and

•

establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies.

Management has reviewed the audited financial statements in the company’s annual report on Form 10-K with the audit committee, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant accounting judgments and estimates, and the clarity of disclosures in the financial statements. In addressing the quality of management’s accounting judgments, members of the audit committee asked for management’s representations and reviewed certifications prepared by the chief executive officer and chief financial officer that the unaudited quarterly and audited financial statements of the company fairly present, in all material respects, the financial condition and results of operations of the company.

In performing all of these functions, the audit committee acts only in an oversight capacity. The committee reviews the company’s annual reports and generally reviews its quarterly reports prior to filing with the Securities and Exchange Commission. In its oversight role, the audit committee relies on the work and assurances of the company’s management, which has the responsibility for financial statements and reports, and of the independent registered public accounting firm, who, in their report, express an opinion on the conformity of the company’s annual financial statements to generally accepted accounting principles. The audit committee has met and held discussions with management and the company’s independent registered public accounting firm. Management represented to the audit committee that the company’s financial statements were prepared in accordance with generally accepted accounting principles, and the audit committee has reviewed and discussed the financial statements with management and the independent registered public accounting firm. The audit committee discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The company’s independent registered public accounting firm also provided the audit committee with the written disclosures required by independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the audit committee discussed with the independent registered public accounting firm and management the auditor’s independence, including with regard to fees for services rendered during the fiscal year and for all other professional services rendered by the company’s independent registered public accounting firm. In reliance on these reviews and discussions and the report of the independent registered public accounting firm, the audit committee recommended to the board of directors, and the board has approved, that the audited financial statements be included in the company’s annual report on Form 10-K for the fiscal year ended December 31, 2007, for filing with the Securities and Exchange Commission.

Members of the Audit Committee:

Harvey J. Bazaar (chairman)

Walter Paulick

Kenneth McSweeney

Summary Compensation Table

The following table sets forth the compensation paid or earned by each of our named executive officers for each of the fiscal years ended December 31, 2007, 2006 and 2005.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)		Option Awards ($)		All Other Compensation ($)		Total ($)
Edward J. Fred	2007	$283,150	$255,348	(2)	—		$23,084	(3)	$561,582
Chief Executive Officer and President	2006	$267,120	—		—		$12,963	(4)	$280,083
	2005	$252,000	—		—		$12,754	(5)	$264,754
Vincent Palazzolo	2007	$200,000	$124,866	(6)	$31,492	(7)			$356,358
Chief Financial Officer	2006	$183,750	—		$30,741	(7)	—		$214,491
	2005	$178,646	—		—		—		$178,646
______________
(1)	Reflects actual base salary amounts paid for each of the years indicated.
(2)

Represents the bonus earned by Mr. Fred for the year ended December 31, 2007 as calculated pursuant to the terms of Mr. Fred’s employment agreement dated July 18, 2007 and included as an exhibit to our Current Report on Form 8-K filed with the SEC on July 23, 2007. The bonus was comprised of $197,674 of cash and 7,115 shares of common stock, valued at $57,674 ($8.10 per share).

(3)	Represents (a) $11,490 for a portion of an automobile lease, insurance and maintenance attributable to personal use and (b) $11,594 for life insurance premiums paid by us for the benefit of Mr. Fred.
(4)	Represents (a) $12,290 for a portion of an automobile lease, insurance and maintenance attributable to personal use and (b) $673 for life insurance premiums paid by us for the benefit of Mr. Fred.
(5)	Represents (a) $12,129 for a portion of an automobile lease, insurance and maintenance attributable to personal use and (b) $625 for life insurance premiums paid by us for the benefit of Mr. Fred.
(6)

Represents the bonus earned by Mr. Palazzolo for the year ended December 31, 2007 as calculated pursuant to the terms of Mr. Palazzolo’s employment agreement dated December 1, 2006 and included as an exhibit to our Current Report on Form 8-K filed with the SEC on December 5, 2006. The bonus was comprised of $99,933 of cash and 3,076 shares of common stock, valued at $24,933 ($8.10 per share).

(7)

The assumptions related to the valuation of our stock options are disclosed in Note 8 of our audited financial statements for the year ended December 31, 2007 included in our annual report on Form 10-K filed with the SEC on March 25, 2008.

Compensation Arrangements for Executive Officers

Edward J. Fred

On July 18, 2007, we entered into an amended and restated employment agreement with Edward J. Fred, which provides for Mr. Fred to continue to serve as our President and Chief Executive Officer until December 31, 2010. Mr. Fred’s annual base salary was $283,150 for 2007, was increased to $300,000 for 2008 and will increase to $318,000 for 2009 and to $337,000 for 2010. In addition, Mr. Fred is eligible to receive an annual bonus, calculated based on changes in our revenues and earnings before interest, taxes, depreciation and amortization (“EBITDA”) from the prior year. Twenty-five percent (25%) of the bonus amount is determined by revenues and 75% by EBITDA. Changes in revenues and EBITDA for the current year are measured from the previous year, except that if EBITDA for the year preceding the year for which the EBITDA bonus is to be determined is less than $1 million, then the EBITDA bonus will be calculated by comparing the current year’s EBITDA to the EBITDA of the first preceding year in which EBITDA was in excess of $2 million (“EBITDA Comparison Year”). To the extent that a 10% annual increase in revenues and EBITDA from the prior year, or EBITDA Comparison Year, as appropriate, is achieved, Mr. Fred is entitled to a target annual bonus equal to 65% of his annual base salary. Should the revenue and/or EBITDA levels fall short of or exceed a 10% increase from the prior year, or EBITDA Comparison Year, as appropriate, Mr. Fred’s bonus will decrease or increase by predetermined percentages. If there is more than a 15% annual decrease in EBITDA or revenues, no EBITDA bonus or revenue bonus will be paid. If there is an annual increase of 100% or more in EBITDA or revenues, Mr. Fred’s EBITDA bonus or revenue bonus will be 75% more than the target annual bonus. Both bonuses will be adjusted pro rata if EBITDA and/or revenues fall in between two designated percentages. The first $140,000 of bonus will be paid in cash and the balance will be paid half in cash and half in shares of our common stock. The shares of common stock will be valued at the average of the last sale prices of our common stock for five consecutive trading days ending two trading days before issuance. For the year ended December 31, 2007, Mr. Fred received a bonus comprised of $197,674 of cash and 7,115 shares of our common stock, valued at $57,674 ($8.10 per share).

Mr. Fred’s employment agreement also provides that if, during the employment term, we terminate Mr. Fred without “cause” or he terminates his employment for “good reason” (as such terms are defined in the employment agreement), we will be required to pay him his base salary through the end of the employment term and provide medical insurance coverage until June 30, 2012. Notwithstanding the foregoing, if a change of control (as such term is defined in the agreement) occurs prior to a termination by us without “cause” or by Mr. Fred for “good reason,” then, at Mr. Fred’s option, in lieu of the above compensation and benefits, we will pay him a lump sum equal to three times the total compensation (including salary and bonus) earned by him during the last full calendar year of his employment. Under the agreement, Mr. Fred is prohibited from disclosing confidential information about us and he has agreed not to compete with us during the term of his employment and for two years thereafter.

Vincent Palazzolo

On December 1, 2006, we entered into an amended and restated employment agreement with Vincent Palazzolo, which provides for Mr. Palazzolo to continue to be employed as our chief financial officer until December 31, 2009. Mr. Palazzolo’s annual base salary was $200,000 for 2007, was increased to $208,000 for 2008 and will increase to $216,300 for 2009. In addition, Mr. Palazzolo is eligible to receive an annual bonus, calculated based on changes in our revenues and EBITDA from the prior year. Twenty-five percent (25%) of the bonus amount is determined by revenues and 75% by EBITDA. Changes in revenues and EBITDA for the current year are measured from the previous year, except that if EBITDA for the year preceding the year for which the EBITDA bonus is to be determined is less than $1 million, then the EBITDA bonus will be calculated by comparing the current year’s

EBITDA to the EBITDA Comparison Year. To the extent that a 10% annual increase in revenues and EBITDA from the prior year, or EBITDA Comparison Year, as appropriate, is achieved, Mr. Palazzolo will be entitled to a target annual bonus equal to 45% of his annual base salary. Should the revenue and/or EBITDA levels fall short of or exceed a 10% increase from the prior year, or EBITDA Comparison Year, as appropriate, Mr. Palazzolo’s bonus will decrease or increase by predetermined percentages. If there is more than a 15% annual decrease in EBITDA or revenues, no EBITDA bonus or revenue bonus will be paid. If there is an annual increase of 100% or more in EBITDA or revenues, Mr. Palazzolo’s EBITDA bonus or revenue bonus will be 75% more than the target annual bonus. Both bonuses will be adjusted pro rata if EBITDA and/or revenues fall in between two designated percentages. The first $75,000 of bonus will be paid in cash and the balance will be paid half in cash and half in shares of our common stock. The shares of common stock will be valued at the average of the last sale prices of the common stock for five consecutive trading days ending two trading days before issuance. For the year ended December 31, 2007, Mr. Palazzolo received a bonus comprised of $99,933 of cash and 3,076 shares of our common stock, valued at $24,933 ($8.10 per share).

In addition to his base salary, on December 1, 2006, we granted Mr. Palazzolo a ten-year option to purchase 25,000 shares of common stock under the Performance Equity Plan 2000 at a price of $6.75 per share, exercisable in three equal annual installments commencing on the first anniversary of the date of grant.

Mr. Palazzolo’s employment agreement also provides that if, during the employment term, we terminate Mr. Palazzolo without “cause” or he terminates his employment for “good reason” (as such terms are defined in the employment agreement), we will be required to pay him his base salary through the end of the employment term. Under the agreement, Mr. Palazzolo is prohibited from disclosing confidential information about us and he has agreed not to compete with us during the term of his employment and for two years thereafter. Mr. Palazzolo’s employment agreement does not contain any change of control provisions.

Grants of Plan-Based Awards

We did not grant any options or other plan-based awards to our named executive officers during the year ended December 31, 2007.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the outstanding option awards as of December 31, 2007 for each named executive officer.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)		Option Expiration Date
Edward J. Fred Chief Executive Officer and President	13,334 60,000 125,000 100,000 100,000	0 0 0 0 0		$ $ $ $ $	6.27 2.53 2.59 1.20 6.35	6/30/2008 12/31/2009 5/31/2010 8/13/2011 6/18/2012
Vincent Palazzolo Chief Financial Officer	50,000 8,333	0 16,667	(1)	$ $	10.48 6.75	5/16/2014 11/30/2016
______________
(1)	Exercisable as to 8,333 shares on November 30, 2008 and 8,334 shares on November 30, 2009. After a portion of the option becomes exercisable, it will remain exercisable until the close of business on November 30, 2016.

Option Exercises in 2007

Neither of the named executive officers exercised options during the year ended December 31, 2007.

Stock Option Plans

Performance Equity Plan 2000

The Performance Equity Plan 2000 authorizes the grant of 1,230,000 stock options, stock appreciation rights, restricted stock, deferred stock, stock reload options, and other stock based awards. As of December 31, 2007, options to purchase an aggregate of 1,053,333 common shares had been granted under this plan, of which 751,083 options remain outstanding at exercise prices ranging from $2.59 to $10.24 per share. As of April 25, 2008, options to purchase 101,667 common shares remain available for grant.

1998 Performance Equity Plan

The 1998 Performance Equity Plan authorizes the grant of 463,334 stock options, stock appreciation rights, restricted stock, deferred stock, stock reload options, and other stock based awards. As of December 31, 2007, options to purchase an aggregate of 546,002 common shares had been granted, of which 123,334 remain outstanding at exercise prices ranging from $2.53 to $11.31 per share. As of April 25, 2008, options to purchase 666 common shares remain available for grant.

1995 Stock Option Plan

The 1995 Employee Stock Option Plan authorizes the grant of 200,000 stock options and stock appreciation rights. As of December 31, 2007, options to purchase an aggregate of 419,000 common shares had been granted, of which 120,001 remain outstanding at exercise prices ranging from $6.97 to $10.48 per share. As of April 25, 2008, options to purchase 285 additional common shares remain available for grant.

1992 Employee Stock Option Plan

The 1992 Employee Stock Option Plan authorized the grant of 83,334 options, all of which have been granted and 1,001 shares remain outstanding at an exercise price of $6.27 per share. No more shares may be granted under this plan.

Other Options and Warrants

On February 19, 2003, we issued to EarlyBirdCapital, Inc. (and its designees) five-year warrants to purchase an aggregate of 200,000 common shares as compensation for acting as underwriter for our February 2003 public offering. The exercise price of the warrants is $4.40 per share. As of December 31, 2007, warrants to purchase 5,000 common shares had been exercised. The remaining warrants were exercised in February 2008.

Equity Compensation Plan Information

The following table sets forth certain information at December 31, 2007 with respect to our equity compensation plans that provide for the issuance of options, warrants or rights to purchase our securities.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in the first column)
Equity Compensation Plans Approved by Security Holders	1,010,418	$6.28	182,618
Equity Compensation Plans Not Approved by Security Holders(1)	195,000	$4.40	-0	-
______________
(1)	See “Other Options and Warrants” for a description of these plans.

Compensation of Directors

Each of our non-employee directors receives an annual cash fee of $10,000 (payable quarterly) and 10,000 options on or about April 1st of each year. The audit committee chairman also receives an additional annual cash fee of $20,000 (payable quarterly) and an additional 15,000 options on April 1st of each year. The chairman of the strategic planning committee receives an additional annual cash fee of $10,000 (payable quarterly). The chairman of the board receives an additional annual cash fee of $40,000 (payable quarterly) and an additional 25,000 options on or about January 1st of each year. Our non-employee directors are reimbursed for the reasonable expenses they incur to attend meetings.

The following table summarizes the compensation of our directors for the year ended December 31, 2007. Directors who are employees of ours do not receive separate compensation for their service as a director.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Eric Rosenfeld(2)	$60,000	$145,560	$205,560
Harvey J. Bazaar(3)	$30,000	$110,525	$140,525
Kenneth McSweeney	$10,000	$44,210	$54,210
Walter Paulick	$10,000	$44,210	$54,210
______________
(1)

The assumptions related to the valuation of our stock options are disclosed in Note 8 of our audited financial statements for the year ended December 31, 2007 included in our annual report on Form 10-K filed with the SEC on March 25, 2008.

(2)

In addition to his regular annual director compensation, Mr. Rosenfeld received $50,000 in cash and was granted 25,000 immediately exercisable options for serving as non-executive chairman of the board.

(3)	In addition to his regular annual director compensation, Mr. Bazaar received $20,000 in cash and was granted 15,000 immediately exercisable options for serving as chairman of the audit committee.

Pension Benefits

Other than our 401(k) plan, we do not maintain any other plan that provides for payments or other benefits at, following, or in connection with retirement.

Certain Relationships and Related Party Transactions

Related party policy

Our Code of Ethics requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interest, except under guidelines approved by the board of directors (or the audit committee). SEC rules generally define related-party transactions as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5 percent beneficial owner of our common stock, or (c) immediate family member of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10 percent beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

Our audit committee, pursuant to its written charter, is responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. The audit committee considers all relevant factors when determining whether to approve a related party transaction, including whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction. No director may participate in the approval of any transaction in which he or she is a related party, but that director is required to provide the audit committee with all material information concerning the transaction. Additionally, we require each of our directors and executive officers to complete a directors’ and officers’ questionnaire annually that elicits information about related party transactions. These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

Related party transactions

None.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers, directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These reporting persons also are required by regulation to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on the review of the copies of these forms furnished to us and representations that no other reports were required during the year ended December 31, 2007, all filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

INDEPENDENT AUDITOR

A representative of J.H. Cohn LLP, our independent registered public accounting firm for the year ended December 31, 2007, is expected to be present at the meeting. The representative will have the opportunity to make a statement and will be available to respond to appropriate questions from shareholders. The board of directors has selected the independent registered public accounting firm of J.H. Cohn LLP as our auditors for the year ending December 31, 2008.

SOLICITATION OF PROXIES

The solicitation of proxies in the enclosed form is made on behalf of our board of directors and we are bearing the cost of this solicitation. In addition to the use of the mails, proxies may be solicited personally or by telephone using the services of directors, officers and regular employees at nominal cost. Banks, brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by us for expenses incurred in sending proxy material to beneficial owners of our common stock. Additional solicitation of proxies may be made by an independent proxy solicitation firm or other entity possessing the facilities to engage in such solicitation. If any independent entity is used for such solicitation, we will be required to pay them reasonable fees and reimburse expenses incurred by them in rendering solicitation services.

2009 ANNUAL MEETING SHAREHOLDER PROPOSALS AND NOMINATIONS

In order for any shareholder proposal or nominations to be presented at the annual meeting of shareholders to be held in 2008 or to be eligible for inclusion in our proxy statement for such meeting, we must receive it at our principal executive offices by January 2, 2009. Each proposal should include the exact language of the proposal, a brief description of the matter and the reasons for the proposal, the name and address of the shareholder making the proposal and the disclosure of that shareholder’s number of shares of common stock owned, length of ownership of the shares, representation that the shareholder will continue to own the shares through the shareholder meeting, intention to appear in person or by proxy at the shareholder meeting and material interest, if any, in the matter being proposed.

Shareholders who wish to recommend to the nominating committee a candidate for election to the board of directors should send their letters to CPI Aerostructures, Inc., 60 Heartland Boulevard, Edgewood, New York 11717, Attention: Nominating Committee. The corporate secretary will promptly forward all such letters to the members of the nominating committee. Shareholders must follow certain procedures to recommend to the nominating committee candidates for election as directors. In general, in order to provide sufficient time to enable the nominating committee to evaluate candidates recommended by shareholders in connection with selecting candidates for nomination in connection with our annual meeting of shareholders, the corporate secretary must receive the shareholder’s recommendation no later than thirty days after the end of our fiscal year.

The recommendation must contain the following information about the candidate:

•	Name and age;
•	Current business and residence addresses and telephone numbers, as well as residence addresses for the past 20 years;
•	Principal occupation or employment and employment history (name and address of employer and job title) for the past 20 years (or such shorter period as the candidate has been in the workforce);
•	Educational background;

•	Permission for the company to conduct a background investigation, including the right to obtain education, employment and credit information;
•	The number of shares of common stock of the company beneficially owned by the candidate;
•

The information that would be required to be disclosed by the company about the candidate under the rules of the SEC in a proxy statement soliciting proxies for the election of such candidate as a director (which currently includes information required by Items 401, 404 and 405 of Regulation S-K); and

•	A signed consent of the nominee to serve as a director of the company, if elected.

OTHER SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

The board of directors provides a process for shareholders and interested parties to send communications to the board. Shareholders and interested parties may communicate with the board of directors, any committee chairperson or the non-management directors as a group by writing to the board or committee chairperson in care of CPI Aerostructures, Inc., 60 Heartland Blvd., Edgewood, New York 11717. Each communication will be forwarded, depending on the subject matter, to the board, the appropriate committee chairperson or all non-management directors.

DISCRETIONARY VOTING OF PROXIES

Pursuant to Rule 14a-4 promulgated by the Securities and Exchange Commission, shareholders are advised that our management will be permitted to exercise discretionary voting authority under proxies it solicits and obtains for the 2009 annual meeting of shareholders with respect to any proposal presented by a shareholder at such meeting, without any discussion of the proposal in our proxy statement for such meeting, unless we receive notice of such proposal at our principal office in Edgewood, New York, not later than March 18, 2009.

INCORPORATION BY REFERENCE

This proxy statement incorporates by reference certain information included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2007, including our audited financial statements and supplementary data, management’s discussion and analysis of financial condition and results of operations and our quantitative and qualitative disclosures about market risk.

OTHER MATTERS

The board of directors knows of no matter that will be presented for consideration at the meeting other than the matters referred to in this proxy statement. Should any other matter properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote the proxy in accordance with their best judgment.

By Order of the Board of Directors

Vincent Palazzolo, Secretary

Edgewood, New York

April 30, 2008

CPI AEROSTRUCTURES, INC. PROXY Solicited By The Board Of Directors for Annual Meeting To Be Held on June 10, 2008
P R O X Y

              The undersigned shareholder(s) of CPI AEROSTRUCTURES, INC., a New York corporation (“Company”), hereby appoints Eric Rosenfeld and Edward J. Fred, or either of them, with full power of substitution and to act without the other, as the agents, attorneys and proxies of the undersigned, to vote the shares standing in the name of the undersigned at the Annual Meeting to be held on June 10, 2008 and at all adjournments thereof. This proxy will be voted in accordance with the instructions given below. If no instructions are given, this proxy will be voted FOR all of the following proposals:

1.        Election of the following directors:

           FOR all nominees listed below, except                                                WITHHOLD AUTHORITY to vote

           as marked to the contrary below           □                                             for all nominees listed below               □

Kenneth McSweeney

Harvey J. Bazaar

2.           In their discretion, the proxies are authorized to vote upon such other business as may come before the meeting or any adjournment thereof.

□        I plan on attending the Annual Meeting.

Date: ___________________, 2008

_________________________________
Signature

             _________________________________
  Signature if held jointly

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.